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                                                                 EXHIBIT 10.8.19

                          REGISTRATION RIGHTS AGREEMENT


                            Dated as of May 13, 1996

                                 by and between


                               CALPINE CORPORATION


                                       and


                        MORGAN STANLEY & CO. INCORPORATED

                           CS FIRST BOSTON CORPORATION

                              GOLDMAN, SACHS & CO.

                        SCOTIA CAPITAL MARKETS (USA) INC.

                      ------------------------------------



                          10 1/2% Senior Notes Due 2006
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                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (the "Agreement") is made and entered into as of May 13, 1996, by and among Calpine Corporation, a California corporation (the "Company"), and Morgan Stanley & Co. Incorporated, CS First Boston Corporation, Goldman, Sachs & Co., and Scotia Capital Markets
(USA) Inc. (the "Purchasers").

                  This Agreement is made pursuant to the Placement Agreement, dated of even date herewith (the "Placement Agreement"), between the Company and the Purchasers, which provides for the sale by the Company to the Purchasers of an aggregate of $180,000,000 principal amount of the Company's 10 1/2% Senior Notes Due 2006 (the "Senior Notes"). In order to induce the Purchasers to enter into the Placement Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Closing under the Placement Agreement.

                  The parties hereby agree as follows:

1.       Definitions

                  Capitalized terms used herein without definition shall have their respective meanings set forth in the Placement Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  Advice:  See Section 4(o).

                  Closing Date: May 16, 1996, or such other date as may be agreed upon for the sale and purchase of the Senior Notes pursuant to the Placement Agreement.

                  Company: Calpine Corporation, a California corporation.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Exchange Offer: The exchange offer by the Company of Exchange Notes for Registrable Securities pursuant to Section 3(d) hereof.

                  Exchange Offer Registration: A registration under the Securities Act effected pursuant to Section 3(d) hereof.



                                       2.
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                  Exchange Offer Registration Statement: An exchange offer
registration statement on Form S-4 or Form S-1 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  Exchange Notes: Securities issued by the Company under an indenture containing terms identical to the Senior Notes (except that such Exchange Notes (i) shall have been issued on an Exchange Offer and (ii) shall have an interest rate of 10 1/2% per annum (11% per annum if such Exchange Offer is not consummated by November 13, 1996), without provision for adjustment as provided in paragraph 1 on the reverse of the Senior Notes), to be offered to holders of Senior Notes in exchange for Senior Notes pursuant to the Exchange Offer.

                  Indenture: The Indenture, dated as of May ___, 1996, between the Company and Fleet National Bank, as Trustee, pursuant to which the Senior Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                  Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or of the Exchange Notes, as the case may be, and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Registrable Securities: All Senior Notes which are Restricted Securities.

                  Registration Expenses: See Section 5 hereof.

                  Registration Statement: Any registration statement of the Company which covers any of the Exchange Notes or Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Restricted Securities: Any and all Senior Notes upon original issuance thereof and at all times subsequent thereto

                                       3.
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until, as to any Senior Note, (i) the sale of such Senior Note has been effectively registered under the Securities Act and such Senior Note has been disposed of in accordance with the Registration Statement relating thereto or
(ii) it is distributed to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) an Exchange Offer Registration has been declared effective and such Senior Note has been exchanged for an Exchange Note by a person who is not then deemed to be an Underwriter as defined in Section 2(11) of the Securities Act.

                  SEC: The Securities and Exchange Commission.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  Shelf Registration: See Section 3 hereof.

                  Special Counsel: Skadden, Arps, Slate, Meagher & Flom, special counsel to the Purchasers or such other special counsel as may be designated by the holders of a majority in aggregate principal amount of Registrable Securities outstanding.

                  TIA: The Trust Indenture Act of 1939, as amended.

2.       Securities Subject to This Agreement; Holders

                           (a) The securities entitled to the benefits of this
Agreement are the Registrable Securities.

                           (b) A Person is deemed to be a holder of Registrable
Securities whenever such Person beneficially owns Registrable Securities; provided, that only Registrable Securities of holders who are registered holders of Registrable Securities shall be counted for purposes of calculating any proportion of holders of Registrable Securities entitled to take action or give notice pursuant to this Agreement.

3.       Shelf Registrations; Exchange Offers

                           (a) Shelf Registrations. As promptly as practicable
and in no event later than October l, 1996, the Company shall prepare and file with the SEC a Registration Statement under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 (or any similar rule that may be adopted by the SEC) under the Securities Act covering all the Registrable Securities (the "Shelf Registration").

                           (b) The Shelf Registration shall be on Form S-1 or
another appropriate form permitting registration of such

                                       4.
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Registrable Securities for resale by such holders in the manner or manners designated by them.

                           (c) The Company shall use its best efforts to cause
the Shelf Registration to become effective under the Securities Act in accordance with Section 3(a) hereof and shall keep the Shelf Registration continuously effective for a period of three years from the Closing Date or such shorter period which will terminate when all Registrable Securities covered by the Shelf Registration are no longer Restricted Securities. The Company shall also supplement or make amendments to any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company or if required by the Securities Act or if reasonably requested by holders of a majority of the principal amount of the Registrable Securities then outstanding covered by the Shelf Registration.

                           (d) Exchange Offer. Notwithstanding the provisions of
Section 3(a), at the option of the Company, to the extent any applicable law or applicable interpretation of the staff of the SEC would permit holders thereafter to resell Exchange Notes without restriction, the Company may, in lieu of complying with Section 3 (a), cause to be filed an Exchange Offer Registration Statement covering the offer by the Company to the holders of Senior Notes to exchange all of the Registrable Securities for Exchange Notes, to have such Exchange Offer Registration Statement declared effective by the SEC not later than November 13, 1996 and to have such Registration Statement remain effective until the closing of the Exchange Offer. The Company shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC by mailing the related exchange offer Prospectus and accompanying documents to each holder of Senior Notes stating, in addition to such other disclosures required by applicable law:

                                      (i)   that the Exchange Offer is being
         made pursuant to this Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

                                     (ii)   the date of acceptance for exchange
         (which shall be a period of at least 60 days from the date such notice is mailed) (the "Exchange Date");

                                    (iii)   that any Registrable Security not
         tendered will remain outstanding and continue to accrue interest but, except as set forth in the last paragraph of this Section 3(d), will not retain any rights under this Agreement;




                                       5.
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                                     (iv)   that holders of Senior Notes
         electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last Exchange Date; and

                                      (v)   that holders of Senior Notes will be
         entitled to withdraw their election not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New
         York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such holder, the principal amount of Registrable Securities delivered for exchange and a statement that such holder is withdrawing its election to have such Senior Notes exchanged.

                  As soon as practicable after the Exchange Date, the Company shall:

                                      (i)   accept for exchange Registrable
         Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

                                     (ii)   deliver, or cause to be delivered,
         to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the trustee under the indenture governing the Exchange Notes to promptly authenticate and mail to each holder, a new Exchange Note, as the case may be, equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

                  The Company shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC. The Company shall inform the Purchasers of the names and addresses of the holders of Senior Notes to whom the Exchange Offer is made, and the Purchasers shall have the right to contact such holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

                  In connection with the Exchange Registration, the Company will provide a letter to the staff of the SEC that

                                       6.
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contains statements and representations substantially in the form set forth in
Mary Kay Cosmetics, Inc. (no-action letter available June 5, 1991), Morgan Stanley & Co. Incorporated (no-action letter available June 5, 1991), Warnaco. Inc. (no-action letter available October 11, 1991), Shearman & Sterling (no-action letter available July 2, 1993), Grupo Financiero InverMexico, S.A. (no-action letter available April 4, 1995) and no-action letters to similar effect.

                  As provided in the Indenture, in the event that neither the Shelf Registration nor the Exchange Offer Registration Statement is declared effective by November 13, 1996, the interest rate on the Senior Notes shall be permanently increased, beginning at such time, by 1/2% per annum.

4.       Registration Procedures

                  In connection with the Company's registration obligations pursuant to Section 3 hereof, the Company shall use its best efforts to effect such registrations to permit the consummation of the Exchange Offer or the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                           (a) prepare and file with the SEC, within the time
period specified in Section 3, a Registration Statement or Registration Statements on any appropriate form under the Securities Act, which form, in the case of a Shelf Registration, shall be available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents which would be incorporated or deemed to be incorporated therein by reference and amendments to such documents, other than documents required to be filed pursuant to the Exchange Act), the Company shall furnish to the Special Counsel copies of the Registration Statement or Prospectus and all such documents in the form proposed to be filed at least five business days prior thereto and with respect to amendments or supplements thereof, at least two business days prior thereto, which documents will be subject to the review of the Special Counsel, and the Company shall not file any such Registration Statement or amendment there to or any Prospectus or any supplement thereto (including such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein and amendments to such documents, other than documents required to be filed pursuant to the Exchange Act) to which the Special Counsel shall reasonably

                                       7.
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object on a timely basis, unless the Company is advised by its counsel that such
Registration Statement or amendment thereto or any Prospectus or supplement thereto is required to be filed by applicable law;

                           (b) prepare and file with the SEC such amendments and
post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

                           (c) notify the selling holders of Registrable
Securities (except in the cases of clauses (ii) and (iii) hereof) and their Special Counsel promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Registrable Securities has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Registrable Securities, when the same has become effective, (ii) of the receipt of any comments from the SEC, (iii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (v) if at any time the representations and warranties of the Company contained in any agreement contemplated by paragraph
(1) below in connection with the sale of Restricted Securities by selling holders thereof cease to be true and correct, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale or exchange in any jurisdiction of the United States of America or the initiation of any proceeding for such purpose, (vii) of the happening of any event which makes any statement of a material fact made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in a Registration Statement or related Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(viii) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate;

                           (d) use every reasonable effort to obtain the
withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the

                                       8.
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qualification (or exemption from qualification) of any of the Registrable
Securities for sale or exchange in any jurisdiction of the United States of America, as promptly as practicable;

                           (e) if reasonably requested by any holder of
Registrable Securities covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as such holder reasonably requests to be included therein as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such Prospectus supplement or such post-effective amendment, and (iii) supplement or make amendments to any Registration Statement if reasonably requested by any holder of Registrable Securities covered by such Registration Statement as may be required by applicable law;

                           (f) in the case of a Shelf Registration, furnish to
each selling holder of Registrable Securities and the Special Counsel, without charge, at least one conformed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference or deemed incorporated therein by reference and all exhibits (including those previously furnished or incorporated by reference), at the earliest practicable time under the circumstances after the filing of such documents with the SEC;

                           (g) in the case of a Shelf Registration, deliver to
each selling holder of Registrable Securities and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto in accordance with applicable law by each of the selling holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                           (h) prior to any public offering or exchange of
Registrable Securities, to use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale or exchange, as the case may be, under the securities or blue sky laws of such state or local jurisdictions as any seller reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective

                                       9.

during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject or
(C) register or qualify securities prior to the effective date of any Registration Statement under Section 3 hereof;

                           (i) in the case of a Shelf Registration, cooperate
with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names, in all cases consistent with the requirements set forth in the Indenture, as the holders may request;

                           (j) subject to the exceptions contained in (A), (B)
and (C) of subsection (h) hereof, cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other federal, state and local governmental regulatory agencies or authorities in the United States as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities and cooperate with each seller of Registrable Securities in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

                           (k) upon the occurrence of any event contemplated by
paragraph 4(c) (vii) or 4(c) (viii) above, as promptly as practicable thereafter, prepare and file with the SEC a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (l) in the case of a Shelf Registration, enter into
such customary agreements and take all such other actions in connection therewith (including those reasonably requested by the holders of a majority of the Registrable Securities being sold)

                                       10.
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in order to expedite or facilitate the disposition of such Registrable
Securities including, but not limited to, an underwritten offering and in such connection, (i) to the extent possible, make such representations and warranties to the holders and any underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to Special Counsel) addressed to each selling holder and underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data is or is required to be included in the Registration Statement) addressed to each selling holder and underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the holders of a majority in principal amount of the Registrable Securities being sold to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement;

                           (m) in the case of a Shelf Registration, make
available for inspection by a representative of the holders of Registrable Securities being sold, Special Counsel and an accountant retained by such selling holders, in a manner designed to permit underwriters to satisfy their due diligence investigation under the Securities Act, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, attorney or accountant in connection with such registration; provided, however, that any records, information or documents that are designated by the Company as confidential at the time of delivery of such records, information or documents shall be kept confidential by such persons, unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order, (iii) disclosure of such records, information or documents, in the written opinion of

                                       11.
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counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act) or (iv) disclosure of such records, information or document is necessary to avoid or correct a misstatement or omission in the Registration Statement, Prospectus supplement or any post-effective amendment;

                           (n) provide an indenture trustee for the Registrable
Securities or Exchange Notes, as the case may be, and cause the indenture (or the indenture governing the Exchange Notes) to be qualified under the TIA not later than the effective date of any registration; and in connection therewith, cooperate with the trustee to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner; and

                           (o) comply with all applicable rules and regulations
of the SEC and, in the case of a Shelf Registration, make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statement shall cover said 12-month period.

                  The Company may require each seller of Registrable Securities under a Shelf Registration to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and each holder in acquiring such Registrable Securities agrees to supply such information to the Company promptly upon such request.

                  Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, in the event of a Shelf Registration, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c) (iii), 4(c)(iv), 4(c)(vi), 4(c)(vii) or 4(c)(viii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or

                                       12.

supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus.

5.       Registration Expenses

                  The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company including, without limitation, (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Securities), (iii) all expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement,
(iv) all rating agency fees and (v) the fees and disbursements of counsel for the Company, Special Counsel to the holders of Registrable Securities and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees of counsel to the underwriters and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a holder of Registrable Securities.

6.       Indemnification

                  The Company agrees to indemnify and hold harmless the Purchasers and each holder of Registrable Securities and each person, if any, who controls the Purchasers or any holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended and supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the

                                       13.

Purchasers or any holder of Registrable Securities furnished to the Company in writing by such Purchasers or holder of Registrable Securities expressly for use therein.

                  In connection with any Shelf Registration in which a holder of Registrable Securities is participating, in furnishing information relating to such holder of Registrable Securities to the Company in writing expressly for use in such Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, the holders of such Registrable Securities agree severally and not jointly, to indemnify and hold harmless the Purchasers and each person, if any, who controls the Purchasers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company, its directors, its officers who sign a Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to such information relating to such holder of Registrable Securities furnished in writing by or on behalf of such holder of Registrable Securities expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  The Purchasers agree, severally and not jointly, to indemnify and hold harmless the Company, the holders of Registrable Securities, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or

                                       14.

necessary to make the statements therein not misleading, but only with reference to information relating to the Purchasers furnished to the Company in writing expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Purchasers and all persons, if any, who control the Purchasers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all holders of Registrable Securities and all persons, if any, who control any holders of Registrable Securities within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Purchasers and such control persons of the Purchasers, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In such case involving the holders of Registrable Securities and such controlling persons of holders of Registrable Securities, such firm shall be designated in writing by holders of a majority in aggregate principal amount of Registrable Securities. In all other cases, such firm shall be

                                       15.

designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent, provided that (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement unless the indemnifying party has contested such obligation and provides reasonable assurances that such payment can be made upon resolution of such dispute. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for in the first, second or third paragraph of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the holders of Registrable Securities on the one hand and the Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the holders of Registrable Securities or by the Purchasers and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.


                                       16.

                  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no holder of Registrable Securities shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such holder of Registrable Securities and distributed to the public were offered to the public exceeds the amount of any damages that such holder of Registrable Securities has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  The indemnity and contribution provisions contained in this
Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchasers or any person controlling the Purchasers, any holder of Registrable Securities or any person controlling the holder of Registrable Securities, or the Company, its officers or directors or any person controlling the Company.

7.       Miscellaneous

                           (a) Remedies. In the event of a breach by the Company
of any of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

                           (b) No Inconsistent Agreements. The Company shall
not, on or after the date of this Agreement, enter into any

                                       17.

agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

                           (c) Amendments and Waivers. The provisions of this
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the then outstanding aggregate principal amount of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such holders.

                           (d) Notices. All notices and other communications
provided or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, or telecopier:

                                    (i)     if to a holder of Registrable
         Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 8(d), which address initially is, with respect to the Purchasers, the address set forth on the first page of the Placement Agreement; and

                                    (ii)    if to the Company, initially at its
         address set forth on the first page of the Placement Agreement and thereafter by such other address, notice of which is given in accordance with the provision of this Section 8 (d).

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; one business day after being sent by next-day solvent air courier; when answered back, if telexed; and when receipt acknowledged, if telecopied.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture at the address specified in such Indenture.


                                       18.

                           (e) Successors and Assigns. This Agreement shall
inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

                           (f) Counterparts. This Agreement may be executed in
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           (g) Headings. The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (h) Governing Law. This Agreement shall be governed
by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                           (i) Severability. If any term, provision, covenant or
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                           (j) Entire Agreement. This Agreement is intended by
the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           (k) Securities Held by the Company or its Affiliates.
Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder,

                                       19.

Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Purchasers or subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining




                                       20.

whether such consent or approval was given by the holders of such required percentage or amount.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   CALPINE CORPORATION



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   MORGAN STANLEY & CO. INCORPORATED
                                   CS FIRST BOSTON
                                   GOLDMAN, SACHS & CO.
                                   SCOTIA CAPITAL MARKETS (USA) INC.

                                   BY:  MORGAN STANLEY & CO.
                                           INCORPORATED



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:




                                       21.